Conoco
&
Gulf Canada Resources

A Premier Global Integrated Energy Company

May 29, 2001

Safe harbor statement

This release contains "forward-looking statements", as defined in the U.S. Private Securities Litigation Reform Act of 1995, and Conoco's and Gulf Canada's exploration, production, and other operating and financial plans and earnings results. These statements are not guarantees of future performance, involve certain risks, uncertainties, and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. Among the factors that could cause such differences are changes in crude oil and natural gas prices; potential failure to achieve, and potential delays in achieving, expected reserve or production levels from existing and future oil and gas development projects due to operating hazards, drilling risks, and the inherent uncertainties in interpreting engineering data relating to underground accumulations of oil and gas; general domestic and international economic and political conditions; the ability to meet government regulations; potential disruption or interruption of Conoco's or Gulf Canada's facilities due to accidents or political events and other matters detailed in Conoco's and Gulf Canada's publicly available filings with the U.S. Securities and Exchange Commission.

Agenda

- Transaction Overview and Rationale
- Combined Upstream Operations
  - North America
  - Southeast Asia
- Financial Summary

Transaction Overview and Rationale

Key transaction terms

Transaction structure	Purchase of 100% of Gulf Canada's ordinary shares	
Consideration	100% cash	
Purchase price per ordinary share[1]	C$12.40	US$8.02
Premium to May 25th close	35%	
	C$	**US$**
Equity value ($MM)[1]	$6,746	$4,365
Total transaction value ($MM)[2]	9,829	6,321
Accounting treatment	Purchase	

[1] Equity values based on $C/$US spot exchange rate of $C1.5456/$US1 on May 25, 2001

[2] Balance sheet figures as of March 31, 2001 based on $C/$US spot exchange rate of $C1.5756/$US1 on March 31, 2001

Compelling strategic fit

- Significantly strengthens position in North America
  - Increases gas reserves by 50%
  - Triples liquids reserves
- Establishes fourth core area in Southeast Asia
- 95% of Conoco's proved reserves will be located within its four core areas
- World class combined inventory of near and long-term growth opportunities
  - Deepwater Gulf of Mexico, Southeast Asia, South America, Mackenzie Delta, Syncrude, Middle East, Caspian, West Africa, and Scotian Shelf
- Size and scale enhances competitive position in key regions

Significant transaction benefits

- Immediately accretive to both earnings and cash flow
- Expands upstream component of asset base for higher returns
  - 39% increase to total proved reserves
- Increases exposure to North American and European markets
- Combination unlocks value unavailable to each company individually
  - Opportunity to apply Conoco's skill sets to broader portfolio
  - Expanded opportunity set and resources to capitalize
  - Apply integrated solutions to heavy oil and oilsands
- Deepens management, operating and technical bench strength

Focused global upstream portfolio with four core areas



North Sea
PF reserves: 910 MMboe
Production: 310 Mboepd
North America
PF reserves: 1,460 Mboe
Production: 415 Mboepd
Northern South America
PF reserves: 800 MMboe
Production: 60 Mboepd
Southeast Asia
PF reserves: 365 MMboe
Production: 55 Mboepd
Conoco
Gulf Canada
Combined

Note: All reserves and production reflect net interests.
Southeast Asia reflects 100% of Gulf Indonesia's reserves and production.

Creates an impressive North American portfolio

North American reserves double from 700 MMboe to 1,460 MMboe
7th largest gas producer in North America


Mackenzie Delta
Syncrude
Western Canada
San Juan Basin
Permian Basin
South Texas
Gulf of Mexico
Scotian Shelf
Conoco
Gulf Canada

Creates an impressive North American portfolio (cont'd)

- Immediately establishes a leading Canadian business
  - Addition of 753 MMboe of proved reserves
- Increases North America gas production by over 50% to 1.4 Bcfd and doubles liquids production to 180 Mbopd
  - Strategic positions in three of the premier natural gas basins in North America: Western Canada, the San Juan Basin and the South Texas Lobo Trend
- Future growth potential in Mackenzie Delta, Syncrude, Deepwater Gulf of Mexico and Surmont
- Huge upside potential with 10.3 million net undeveloped acres in Canada

Establishes Southeast Asia as Conoco's fourth core area



N
Pattani/
Malay Basin
Cuu Long Basin
Nam Con Son Basin
THAILAND
Northwest Natuna
Block I PSC
DW Baram Delta
Block A PSC
Kakap PSC
MALAYSIA
SUMATRA
West Natuna
MALAYSIA
Duri
Singapore
Batam
KALIMANTAN
Suban5
South Sumatra PSCs
Sebuku PSC
Pangkah PSC
Ketapang PSC
Jakarta
JAVA
Sakala Timur PSC
Gulf Indonesia Area
Conoco Area
Gulf Canada Existing Grid Trans Indonesian Pipeline
Natuna to Singapore/Malaysia
Gulf Canada Sumatra to Singapore
Gulf Canada Future

Establishes Southeast Asia as Conoco's fourth core area (cont'd)

- 72% interest in Gulf Indonesia dramatically increases scale in Southeast Asia
  - Doubles booked reserves to 365 MMboe and triples annual production to 20 MMboe
- Increases undeveloped acreage by 50%
- Combined contracted gas sales exceeding 3 net Tcf
  - Anticipated production exceeding 400 MMcfpd in 2005
- Several recent discoveries by both companies

Road map to completion

Process	Timing
• Definitive tender offer materials mailed	10 days
• Regulatory filings	10 days
• Anticipated expiration of U.S. antitrust waiting period	15 days
• Anticipated Canadian competition and foreign investment approval	45-70 days
• Anticipated closing	3Q 2001

Combined Upstream Operations

Operating highlights

FYE 12/31/00	Conoco	Gulf Canada[1]	Pro forma[1]
Proved reserves (MMboe)	2,647	1,018	3,665
% Gas	38%	46%	40%
Annual production (MMboe)	240	84	324
Reserves / production	11.0	12.1	11.3
5-yr F&D costs (US$/Bbl)[2]	$4.21	$4.24	---
Lease operating expense (US$/Bbl)	$4.13	$4.15	$4.13

[1] Includes share of Syncrude reserves in production and 12 months of Crestar production
[2] Excludes acquisitions

32% increase in production and increased exposure to North America

2001 Production

Conoco | Pro forma[1]



South America 8%
Asia 3%
North America 34%
Other regions 11%
Europe 44%
32% Increase
South America 7%
Asia 7%
North America 43%
Other regions 9%
Europe 34%

Conoco	Pro forma[1]
253 MMboe	335 MMboe
43% gas	45% gas

[1] Includes share of Syncrude production

Maintains 5% growth rate from a larger asset base

Pro forma production[1]


MMboe per year
5% CAGR
450
400
350
300
250
200
150
100
2001
2002
2003
2004
2005
Conoco
Gulf Canada

[1] Includes share of Syncrude production

39% increase in proved reserves

Conoco


Asia
6%
North
America
24%
South
America
28%
Other
regions
9%
Europe
33%

2,647 MMboe[2]
38% gas

39% Increase

Pro forma[1]


Asia
11%
North
America
38%
South
America
21%
Other
regions
5%
Europe
25%

3,665 MMboe[2]
40% gas

[1] Includes share of Syncrude reserves
[2] As of 12/31/00

Significant upside from Gulf 's 1.2 Bboe of probables


Gas
57%
Indonesia
28%
Netherlands
4%
North
America
68%

4,159 Bcfe[1]


Oil
43%
Indonesia
3%
Other
5%
North
America
62%
Syncrude
30%

513 MMboe[1]

[1] As of 12/31/00

Outstanding long-term growth potential



Mackenzie Delta/Frontier
Probable reserves: 2.5 Tcf gas and 150 MMBbls oil
400,000 net undev. acres
Scotian Shelf
4.3 million net undev. acres
Western Canada
4.3 million net undev. acres
Syncrude expansion
Indonesia
Suban Field - 2.2 Tcf net P + P reserves
Bukit Tua discovery
Conoco's growth opportunities
Gulf's Canada's growth opportunities

Premier position in Western Canada


N
Steen
ALBERTA
Ladyfern
Syncrude
Hotchkiss / Sutton
Talbot
Red Earth
Surmont
Goose / Meekwap
Musreau Lake
Wembley
Swan Hills
Cutbank
Wannyandie
Hawkeye Area
Foothills
Peco
Edmonton
Rimbey
Hoadley
Westerose
Brazeau
Strachan
Sylvan Lake
Richdale
Ghost Pine
Calgary
Jenner
Cessford
Vulcan
Gulf Canada Operating Areas
Conoco Operating Areas

Pro forma impact

	Conoco	Gulf Canada[1]	Pro Forma
Reserves (MMboe)	60	470	530
Production (MMboe)	6	60	66
Undev. Acres (M)	1,300	4,260	5,560

[1] Excludes share of Syncrude

Premier position in Western Canada

- Strong financial performance and platform for growth
- Five-fold increase in Canadian gas production
- More than triples undeveloped acreage position
- Pro forma Conoco ranks 6th in total production in Canada (including Syncrude)
- Over 85% of Gulf Canada's conventional production is operated
- Creates portfolio and operations integration opportunity

Mackenzie Delta & Beaufort Sea - significant gas upside

Northwest Territories



Beaufort Sea
N
Issungnak
Amauligak
Tarsiut
Taglu
Niglintgak
Parsons Lake
Inuvik

Mackenzie Delta & Beaufort Sea - significant gas upside

- Large-scale growth potential with undiscovered potential of up to 60 Tcf
- Operator of two significant discovery licenses
  - Parsons Lake - 1.3 Tcf net unproved reserves
  - Amauligak - 1.2 Tcf and 150 MMbbls net unproved reserves
- Legacy Frontier position with 400,000 net acres of exploration lands acquired prior to “land rush”
- Proposal is currently under consideration for Mackenzie Valley pipeline route connecting Arctic gas to market

Syncrude - predictable cash flow and strong growth potential



Syncrude
Saleski
Fort McMurray
Surmont



Net daily oil production (Bopd)
CAGR = 10%
18,800
22,500
32,200
39,500
2000
2001E
2005E
2008E

Syncrude - predictable cash flow and strong growth potential

- Gulf Canada's 9% interest represents 720 million barrels of high quality recoverable resource
- Project provides consistent long-term growth - third phase expansion expect to begin 3Q
- Synthetic sweetblend sells for $0.50 - $1.50 per barrel premium to WTI
- Historically attractive margins

Establishes Southeast Asia as Conoco's fourth core area

Pro Forma	
Reserves (MMboe)	365
Production (MMboe)	20
Undev. Acres (M)	18,670



N
Pattani/
Malay Basin
Cuu Long Basin
Nam Con Son Basin
THAILAND
Northwest Natuna
Block I PSC
DW Baram Delta
Block A PSC
Kakap PSC
MALAYSIA
SUMATRA
West Natuna
MALAYSIA
Duri
Singapore
Batam
KALIMANTAN
Suban5
South Sumatra PSCs
Sebuku PSC
Pangkah PSC
Ketapang PSC
Jakarta
JAVA
Sakala Timur PSC
Gulf Indonesia Area
Conoco Area
Gulf Canada Existing Grid Trans Indonesian Pipeline
Natuna to Singapore
Gulf Canada Sumatra to Singapore
Gulf Canada Future

Southeast Asia - critical mass with substantial growth potential

Pro forma impact - FYE 12/31/00

	Conoco	Gulf Canada[1]	Pro Forma
Reserves (MMboe)	135	230	365
Production (MMboe)	6	14	20
Undev. Acres (M)	12,330	6,340	18,670

- Significant growth from contracts to deliver net 3.0 Tcf in natural gas
- Additional growth potential from uncontracted gas, new discoveries and one of the largest undeveloped acreage positions
  - Exploration potential in Indonesia, Vietnam, Malaysia and Cambodia
- Recent discoveries
  - Indonesia: Bukit Tua, Ande Ande Lumut
  - Vietnam: Sutu Den, Rang Dong

[1] Represents 100% interest in Gulf Indonesia

Financial Summary

Transaction value - US$6.3 billion

Premium to:

5/25/01 price	35%
5-day trading average	32%
30-day trading average	40%

Transaction multiples	2001E	2002E
Equity purchase price /		
EPS	19.7x	24.8x
CFPS	4.1x	4.5x
Transaction value /		
EBITDA	5.1x	5.7x
Proved reserves (US $/boe)[1]	$6.21	

[1] Includes share of Syncrude reserves

Financial considerations - accretive to EPS and CFPS

- Modest earnings accretion[1]
  - EPS accretion of approximately 3% in 2001 and 4% in 2002
- Substantial cash flow accretion[1]
  - CFPS accretion of approximately 15% in 2001 and 27% in 2002
- Expected synergies of US$150 million (pre-tax)
- Allocation of write-up under purchase accounting
  - US$1.7 billion proved reserves and facilities (14 year life)
  - US$1.9 billion probable reserves and goodwill (non-amortizing)
- Incremental interest expense net of capitalized interest and tax benefits of approximately US$100 million per year
- Return on capital employed (ROCE) of 14% or better

[1] Based upon First Call estimates

Pro forma capitalization

(US$ in millions)	Conoco[1]	Gulf Canada[1]	Pro forma
Acquisition credit facility	--	--	4,200
Gulf Canada debt	--	1,584	1,584
Conoco debt	4,374	--	4,374
Total debt	4,374	1,584	10,158
Preferred stock	--	366	366
Minority interest	153	167	320
Book equity	6,045	1,981	6,045
Total book capitalization	**10,572**	**4,098**	**16,889**

- **Acquisition credit facility in place**

[1] Assumes balance sheet data of 3/31/01

Committed to a strong balance sheet

- Aggressive debt reduction plan
- US$2.5 - 3.0 billion in debt reduction will be completed within 18 months from:
  - Free cash flow
  - Capital reductions
  - Portfolio high-grading / rationalization
  - Suspension of share repurchase program
- Appropriate commodity price risk management strategies will be implemented

Pro forma credit statistics

	Conoco 2000	Pro forma 2001E	Pro forma 2002E	Target ratios
Total debt/book capital	42%	55%	46%	Low 40%
CFO/total debt	78%	42%[1]	54%	> 50%
EBIT/interest	10.1x	6.0x[1]	6.0x	> 5.0x

[1] Credit statistics assume full year financial contribution from acquired operations

The Conoco vision

Create significant value for shareholders by building a premier, global, integrated energy company that gets to the future first

Financial Objectives	
• Grow earnings 10% per year	✓
• Maintain a strong balance sheet	✓

Operating Objectives	
• Maintain and selectively grow healthy core areas	✓
• Establish new core areas	✓
• Increase North American gas position	✓
• Increase proportion of upstream operations versus downstream	✓
• Emphasize early stage, large scale, long-lived opportunities	✓
• Reduce costs, improve productivity, rationalize asset base	✓
• Safe and environmentally conscious operations	✓

Summary

- Combination unlocks significant value unavailable to each company
- Immediately accretive to earnings and cash flow
- Advances strategy to expand in North America and Asia
- Plans in place to significantly reduce leverage

Q&A